Prospectus

May 1, 2017, as amended May 17, 2017

Shelton Greater China Fund

Shelton Greater China Fund: SGCFX

Shelton BDC Income Fund

Shelton BDC Income Fund – Investor Class: LOANX
Shelton BDC Income Fund – Institutional Class: LOAIX

Shelton Real Estate Income Fund

Shelton Real Estate Fund – Investor Class: RENTX
Shelton Real Estate Fund – Institutional Class: RENIX

(800) 955-9988

www.sheltoncap.com

email us at info@sheltoncap.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on whether the information in this prospectus is adequate or accurate. Any representation to the contrary is a criminal offense.

The Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (FDIC).

Some funds or classes in this Prospectus may not be available in your state. Please check with your Advisor to determine those funds and classes available for sale in your state.

The information contained in this Prospectus relates to the Direct Shares of the Shelton Greater China Fund, and the Investor and Institutional Class Shares of each of the Shelton BDC Income Fund and the Shelton Real Estate Income Fund.

Table Of Contents

Summaries
Shelton Greater China Fund	1
Shelton BDC Income Fund	4
Shelton Real Estate Income Fund	8
Management and Organization	13
Additional Non-Principal Investment Related Risks	13
Opening an Account	15
Buying and Selling Shares	16
Other Policies	17
Dividends & Taxes	18
Privacy Statement	19
Financial Highlights	19

SHELTON GREATER CHINA FUND
Ticker Symbol: SGCFX

Investment Objective

Shelton Greater China Fund’s (the “Fund”) investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Fund.

Shareholder Fees
(fee paid directly from your investment)
Redemption or exchange fees (as a percentage of amount redeemed, for shares that are held 90 days or less from the date of purchase)	2.00%

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.25%
Distribution (12b-1) fees	none
Other expenses	1.34%
Total annual operating expenses	2.59%
Fee Waiver and/or Expense Reimbursement(1)	(0.61)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.98%

(1)

The Fund’s Advisor, Shelton Capital Management, has voluntarily agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses (excluding extraordinary expenses) exceed 1.98% until January 2, 2018. This agreement can only be terminated with the approval of the board of trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$200	$857	$1,539	$3,358

Portfolio Turnover

The Fund pays transaction costs, such as commissions and transfer taxes on foreign securities, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies

The Fund’s objective is long-term capital appreciation by investing primarily in companies that (i) are domiciled in, or traded on exchanges located in, the Greater China region, specifically Taiwan, Hong Kong, Singapore and the People’s Republic of China or (ii) have derived or are expected to derive in the company’s current fiscal year (measured as of the time of original investment) a significant portion (at least 50%) of their revenues by exporting to or importing from, trading with, or operating in, mainland China. A company meeting the requirements of either items (i) or (ii) of the previous sentence is defined as a “Greater China company.” Under normal circumstances, the Fund will invest at least 80% of the Fund’s net assets in the common and preferred stocks of Greater China companies. Net assets would typically include borrowings for investment purposes; however, the Fund has no present intent to borrow. A company is considered to be domiciled in, or traded on exchanges located in, a country if it (i) is organized under the laws of that country, or (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located within that country, or (iii) has the primary trading markets for its securities in that country, or (iv) is controlled by a governmental entity or agency, instrumentality or a political subdivision of that country.

The Fund’s investments are selected from the Greater China region by the Advisor using quantitative and qualitative analysis. Quantitative analysis refers to a purely numerical review of operating performance and characteristics related to an investment’s attractiveness, while qualitative analysis refers to the Advisor’s exercise of judgment when evaluating the future prospects of a country, sector, industry or company. The Fund’s relative exposure to countries within the Greater China region, sectors and industries are based on the Advisor’s analysis of both macro-economic trends and government policy. Though China has opened its markets and embraced many capitalist ideas to achieve its remarkable economic growth over the last several decades, it remains a communist country, amplifying the impact of current and future government policy. The current state and trends in economic data and government policy will be used in an effort to identify sectors and industries most likely to be positively or negatively affected.

To evaluate specific equities, the Advisor employs both qualitative and quantitative fundamental analysis designed to evaluate the company’s financial condition and relative industry position. The fundamental criteria used to evaluate financial condition of specific equities may include, but are not limited to, revenue, earnings, operating margins, brand strength, dividend yield, strength of balance sheet, and valuation metrics including price to book, price to sales, price to earnings, price to cash flow and price/earnings to growth ratio. These criteria may be evaluated based on the data history, forecast and trends over time. The Advisor may also consider tenure and strength of the management team, geographic and industry sources of revenues, and comparative data allowing ranking of investments relative to their competitors.

The Advisor seeks to purchase equity securities for the Fund’s portfolio consistent with the Fund’s investment objectives. The Fund’s portfolio manager will generally consider selling equity securities from the Fund’s portfolio when the Advisor believes that such securities are no longer consistent with the Fund’s investment objectives or desired valuation metrics, other securities appear to offer more compelling opportunities, to meet redemption requests and in other circumstances that the portfolio manager deems consistent with the Fund’s investment objectives.

Principal Risks

An investment in the Fund is subject to various risks, including the risk that you may receive little or no return on your investment or you may lose all or part of it.

There can be no assurance that the Fund will achieve its investment objective. The Fund may change its investment objective without shareholder approval, although it has no current intention to do so. Shareholders will be provided 60 days’ prior written notice of any change to the Fund’s investment objective.

By itself, the Fund does not constitute a balanced investment program. Before investing in the Fund, you should consider carefully the following risks:

Emerging Markets. Certain countries of the Greater China region are considered emerging markets. Securities of companies located or invested in emerging markets may be more volatile than the securities of domestic issuers or the securities of foreign issuers located or invested in developed markets. The countries in which emerging markets are located often have less mature economies and government institutions. The economies of emerging markets are often heavily dependent on international trade, which may cause them to be adversely affected by trade barriers, foreign exchange controls and other protectionist measures implemented by foreign governments. Investments in emerging markets may be adversely affected by economic, political and social unrest, and are exposed to special risks, including expropriation, nationalization, confiscation, repatriation of invested capital, the imposition of investment restrictions and the lack of hedging positions. The securities and real estate markets of some emerging market countries have experienced substantial market disruptions and may do so in the future.

Equity Risk. The Fund’s shares will be sensitive to the fluctuation of the stock prices for companies in which it invests. The value of equity investments tends to rise and fall more rapidly than other investments such as fixed income and money market instruments and the net result would be more volatility. Additionally, because the Fund’s strategy is to invest a significant portion of its net assets in the common stocks of Greater China companies, there is a risk that an issuer that is treated as an eligible portfolio company because it is expected to derive a significant portion of its revenues from exports to or operations in mainland China may not actually derive a significant portion of its revenues from Chinese exports or operations. As a result, the Fund’s portfolio may not be as closely linked to the Chinese economy.

Greater China Market Risk. The securities markets of the Greater China region are not as large as the U.S. securities markets and have substantially less trading volume, which may result in a lack of liquidity and high price volatility relative to the U.S. securities markets.

Reporting Standards Risk. Accounting, auditing and financial reporting standards and requirements in the securities markets of the Greater China region differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

Political, Social and Economic Risk. Investments in the Greater China region involve certain risks and special considerations not typically associated with investments in the United States, such as greater government control over the economy, political and legal uncertainty and the risk that the Chinese government may decide not to continue to support economic reform programs and the risk of nationalization or expropriation of assets. The value of the Fund’s assets may be adversely affected by these political, economic, social and religious instabilities, as well as inadequate investor protection, changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region), international relations with other nations, natural disasters, medical emergencies, corruption and military activity. The Greater China region, and particularly China, may be adversely affected by political, military, economic and other factors related to North Korea. In addition China’s border disputes with many of its neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many countries in the Greater China region differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade. Certain countries in the Greater China region are highly dependent upon and may be affected by developments in the United States, Europe and other economies in the Greater China region.

Currency Risk. There is the risk that the value of one or more of the foreign currencies in which the Fund’s investments are denominated (these are anticipated to be: the US dollar, the Renminbi, the Hong Kong dollar, the New Taiwan dollar and the Singapore dollar) will increase or decrease against the value of the U.S. dollar, which will affect the value of the Fund’s share price. The value of a foreign investment may decline in U.S. dollar terms because of the changing value of a currency. This is referred to as that currency weakening against the U.S. dollar. While the Fund may hedge currency risks, the Advisor does not anticipate doing so at this time. Therefore, you should carefully consider the risk of currency devaluations and fluctuations and the effect these may have on the Fund in determining whether to invest in the Fund. Additionally, countries in the Greater China region may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls could impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.

Currency Hedging Risk. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative used to hedge currency risk and its reference asset, and there can be no assurance that a Fund’s hedging transactions will be effective.

Foreign currency forward contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow a Fund to establish a fixed rate of exchange for a future point in time. Exchange rates may be volatile and may change quickly and unpredictably. In addition, a Fund’s currency exposure may not be fully-hedged at all times. A Fund may not be able to structure its hedging transactions as anticipated or its hedging transactions may not successfully reduce the currency risk included in the Fund’s portfolio.

Management Risk. The NAV of the Fund changes daily based on the performance of the securities in which the Fund invests. The Advisor’s judgments about the attractiveness, value and potential appreciation of particular securities or industry segments may prove to be incorrect and may not produce the desired results.

Fund Performance

The bar chart and performance table below show the variability of the Fund’s performance from year to year. The table compares the performance of the Fund with a benchmark index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Additionally, as of October 10, 2011, the Fund was converted from a closed-end fund to an open-end fund. Therefore, the Fund’s performance for periods prior to October 10, 2011 may not be representative of performance for future periods. Updated performance information may be obtained at www.sheltoncap.com or by calling 1-800-995-9988.

Best Quarter: 26.02% (quarter ended 6/30/2009)

Worst Quarter: -27.15% (quarter ended 12/31/2008)

Year to Date Performance as of 12/31/2016: 1.59%

Date of Inception: 5/12/1989

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/2016)

Shelton Greater China Fund	1 year	5 years	10 years
Return Before Taxes	1.95%	4.28%	0.56%
Return After Taxes on Distributions	0.91%	3.52%	0.19%
Return After Taxes on Distributions and Sale of Fund Shares	1.08%	2.97%	0.26%
MSCI Golden Dragon Index (net of foreign withholding taxes)	5.42%	6.54%	3.88%

The Fund’s investment objective and investment advisor were changed on June 11, 2011. See the Fund’s 2016 Annual Report for more information about the change in the investment objective and benchmark. Therefore, performance prior to the change may not be representative of returns for future periods.

Management

Advisor Shelton Capital Management serves as the investment advisor for the Fund.

Portfolio Manager Mr. William Mock has served as the Greater China Fund’s Portfolio Manager since October 1, 2012.

Purchase and Sale of Fund Shares

	Minimum Initial Investment	Minimum Subsequent Investment
Accounts with Automatic Investment Plan (“AIP”)	$ 500	$ 500
All Other Fund Accounts	$ 1,000	$ 1,000

You may redeem all or a portion of your shares on any business day that the Fund is open for business by mail, telephone or the Advisor’s website at www.sheltoncap.com. You may receive the redemption by wire, electronic funds transfer or check.

Taxes

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. If you invest through a retirement plan such as an IRA or other tax-deferred account, the earnings on that account may be tax-deferred.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Shelton BDC Income Fund
Ticker Symbols	Investor Class: LOANX Institutional Class: LOAIX

Investment Objective

The Fund’s investment objective is to provide a high level of income with the potential for capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Fund.

	Investor Class	Institutional Class
Shareholder Fees (fee paid directly from your investment)
	None	None

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.60%	0.60%
Acquired Fund Fees and Expenses(1) (fees and expenses incurred directly by the Fund as a result of investment in shares of one or more Acquired Funds)	9.14%	9.14%
Total Annual Fund Operating Expenses	10.89%	10.64%
Expense Reimbursement(2)	(0.25)%	(0.25)%
Total Annual Fund Operating Expenses After Expense Reimbursement	10.64%	10.39%

(1)

‘‘Acquired Fund Fees and Expenses’’ are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)

The Fund’s investment advisor has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses, distribution and service 12b-1 fees, interest, taxes, brokerage commissions, expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses not incurred in the ordinary course of such Fund’s business) in order to limit the ‘‘Other Expenses’’ for the Investor Class and for the Institutional Class to 0.35% of average daily net assets of the Fund’s shares (referred to in this Fund Summary as the ‘‘Expense Reimbursement’’). The Expense Reimbursement will remain in effect for at least one year following the consummation of the Reorganization, and may be terminated before that date only by the Board of Trustees (also referred to herein as the ‘‘Board’’) of the SCM Trust (the ‘‘Trust’’). The Advisor may recover any previously waived fees and paid expenses from the Fund pursuant to this agreement for three years from the date they were waived or paid. The Advisor’s ability to recover any previously waived fees and paid expenses is subject to the Expense Reimbursement as in effect at the time such fees were waived or expenses were paid.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares or continue to own all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year
Investor Class	$153	$749
Institutional Class	$126	$664

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or ‘‘turns over’’ its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. The Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, a security may be held for a shorter than expected period of time if, among other things, the Fund needs to raise cash or feels that it is appropriate to do so to meet the Fund’s investment strategy. By selling a security increased brokerage costs may be incurred which may affect the Fund’s performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distributions of capital gains may affect your after-tax return. These costs, which are not reflected in annual fund operating expenses or in the Example, may affect the Fund’s performance. It is anticipated that the Fund’s portfolio turnover rate will be 38% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests substantially all (and under normal market conditions, at least 80%) of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of business development companies (‘‘BDCs’’) that are traded on one or more nationally recognized securities exchanges.

The equity securities in which the Fund may invest consist of:

●	common stocks;

●	securities convertible into common stocks; and

●	preferred stocks.

In addition, although the Fund typically invests in equity securities, the Fund may invest up to 20% of its net assets in debt securities of BDCs and other issuers of any maturity, duration or credit rating.

BDCs are publicly-held, closed-end investment funds that are regulated by the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’). BDCs primarily lend to or invest in private or thinly-traded companies. They also offer managerial assistance to the companies in which they invest. BDCs must adhere to various substantive regulatory requirements under the 1940 Act. For example, the 1940 Act restricts the types of assets in which a BDC may invest (i.e., at least 70% of the BDC’s total assets must be ‘‘qualifying assets,’’ as defined in the 1940 Act). The 1940 Act also regulates how BDCs employ ‘‘leverage’’ (i.e., how BDCs use borrowed funds to make investments). Because the 1940 Act applies unique ‘‘coverage ratio’’ tests to BDCs, BDCs may incur more debt than other regulated closed-end investment companies. Specifically, on one hand, the total assets of a closed-end investment company (other than a BDC) must exceed the fund’s outstanding debt by at least 300%. On the other hand, the total assets of a BDC must exceed the BDC’s outstanding debt by only 200%, thereby allowing a BDC to employ more leverage than other regulated closed-end investment companies. Leverage magnifies the potential for gain and loss on amounts invested and, as a result, increases the risks associated with the securities of leveraged companies.

The Advisor evaluates equity securities primarily on the BDC’s or other issuer’s ability to sustain its current dividend and secondarily considers the potential for capital appreciation. The Advisor intends to allocate the Fund’s assets among BDCs that, in its view, are paying attractive rates of distribution and appear capable of sustaining that distribution level over time. The Advisor incorporates into its assessment, among other factors, dividend yield, price to book, financial operations, portfolio of investments and management quality. The Advisor will also consider the amount of leverage employed by a BDC or other issuer before deciding to invest in its securities. In selecting securities for investment, the Advisor generally seeks to invest in securities with relatively high distribution rates, and that it believes will continue to pay distributions at those rates for the foreseeable future. Distributions from such securities may consist of income, capital gains and/or return of capital and cannot be guaranteed to continue.

When selecting securities for the Fund, the Advisor may utilize fundamental, technical and other related methodologies to determine the intrinsic value of a security. Examples of fundamental methodologies include consideration of a stock’s financials, economic factors that might impact the stock, and the qualitative and quantitative factors. Technical methodologies generally refers to the consideration of past market data, primarily using price and volume data. The Advisor expects that it will sell a security if, in the judgment of the portfolio manager, the security’s income potential has been compromised, an issuer’s fundamentals have deteriorated or may deteriorate or a more attractive investment opportunity is identified.

The Fund may invest up to 15% of its net assets in illiquid securities.

Principal Risks of Investing in the Fund.

An investment in the Fund is subject to various risks, including the risk that you may receive little or no return on your investment or you may lose all or part of it.

There can be no assurance that the Fund will achieve its investment objective. The Fund may change its investment objective without shareholder approval, although it has no current intention to do so. Shareholders will be provided 60 days’ prior written notice of any change to the Fund’s investment objective.

By itself, the Fund does not constitute a balanced investment program. Before investing in the Fund, you should consider carefully the following risks:

BDC Risk. The Fund primarily invests in securities issued by publicly-traded BDCs. As a result, the Fund’s portfolio will be significantly affected by the performance of the BDCs in which the Fund invests and the performance of such BDCs’ portfolio companies, as well as the overall economic environment. The Fund may be exposed to greater risk and experience higher volatility than would a portfolio that was not focused on investing in BDCs.

BDCs primarily invest in privately-held and thinly-traded companies. These types of portfolio companies are generally considered to be below investment grade, and the debt securities of those companies, in turn, are often referred to as ‘‘high-yield’’ or ‘‘junk.’’ The revenues, income (or losses) and valuations of these companies can, and often do, fluctuate suddenly and dramatically, and they face considerable risk of loss. In addition, the fair value of a BDC’s investments in privately-held or thinly-traded companies often is not readily determinable. Although each BDC’s board of directors is responsible for determining the fair value of these securities, the uncertainty regarding fair value may adversely affect the determination of the BDC’s net asset value (‘‘NAV’’). This could cause the Fund’s investments in a BDC to be inaccurately valued.

BDCs often borrow funds to make investments and, as a result, are exposed to the risks of leverage. Leverage magnifies the potential loss on amounts invested and therefore increases the risks associated with an investment in a leveraged BDC’s securities. Leverage is generally considered a speculative investment technique. Moreover, BDCs’ management fees, which are generally higher than the management fees charged to other funds, are normally payable on gross assets, including those assets acquired through the use of leverage. This may give a BDC’s investment advisor a financial incentive to incur leverage.

Investment in Other Investment Companies Risk. The Fund’s investment in other investment companies, including BDCs, may subject the Fund indirectly to the underlying risks of those investment companies. The Fund also will bear its share of each underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of an investment company may trade at prices that reflect a premium above or a discount below NAV, and such premium or discount may be substantial. If an investment company’s shares are purchased at a premium to NAV, the premium may not exist when those shares are sold, and the Fund could incur a loss.

BDCs, like other investment companies, are often parties to contractual agreements under which a BDC’s investment advisor or another third-party agrees to waive fees or pay a portion of the BDC’s expenses. Once the contract terminates or ends, the BDC’s expenses may increase and, as a result, the acquired fund fees and expenses paid by the Fund’s shareholders may increase as well. Further, the acquired fund fees and expenses paid by the Fund’s shareholders may increase further if the BDC’s investment advisor or another third-party seeks to recoup any previously waived fees or paid expenses.

Market Risk. An investment in the Fund is generally subject to market risk, including the possible loss of the entire principal amount invested. An investment in the Fund represents an indirect investment in the securities owned by the Fund. Like all financial instruments, the value of these securities may move up or down, sometimes rapidly and unpredictably. The value of your investment in the Fund at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Medium- and Small-Capitalization Company Risk. BDCs primarily invest in U.S. middle-market companies, which may be considered medium- or small-capitalization companies. Medium- and small-capitalization companies may be newly formed or have limited product lines, distribution channels or financial or managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. Investments and medium- and small capitalization companies may cause a BDC’s NAV to be more volatile compared to investment companies that focus only on large-capitalization companies. Generally, compared to securities of larger companies, securities of medium- and small-capitalization companies may experience sharper swings in market values or less liquid markets, in which it may be more difficult to sell at favorable times and at favorable prices.

Common Stock Risk. While common stock has historically generated higher average returns than debt securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Preferred Stock Risk. There are various risks associated with investing in preferred stock, including credit risk, liquidity risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights.

Debt Securities Risk. When the Fund invests in debt securities, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Convertible Securities Risk. Investments in convertible securities generally entail less risk than investments in an issuer’s common stock because convertible securities rank senior to common stock in an issuer’s capital structure. The extent to which such risk is reduced depends in large part upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities are subordinate in rank to any senior debt obligations of an issuer, and, therefore, entail more risk than the issuer’s debt obligations. Convertible securities generally offer lower interest than non-convertible debt securities of similar credit quality due to the potential for capital appreciation and are often lower-rated securities.

High-Yield (‘‘Junk’’) Bond Risk. The portfolio companies in which BDCs invest are generally considered to be below investment grade, and the debt securities of those companies, in turn, are often referred to as ‘‘high-yield’’ or ‘‘junk.’’ These bonds involve a greater risk of default or price change due to changes in the issuer’s credit quality because they are generally unsecured and may be subordinated to other creditors’ claims. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of high-yield or junk bonds can decline significantly over short periods of time or during a period of economic difficulty when the bonds could be more difficult to value or sell at a fair value. Credit ratings on junk bonds are subjective and may not necessarily be reflected in their actual market value. In addition, debt securities issued by a BDC may also be considered to be non-investment grade or junk.

Credit Risk. There is a risk that debt issuers will not make payments on the debt securities in which the Fund has invested, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Credit Risk of Underlying Investments. The Fund is indirectly exposed to the credit risk associated with the debt investments of the BDCs in which the Fund invests. BDCs invest in small companies in the initial stages of development. The types of portfolio companies in which BDCs invest are generally considered to be below investment grade, and the debt securities of those companies, in turn, are often referred to as ‘‘high-yield’’ or ‘‘junk.’’ There is an increased risk that such a portfolio company will fail to make payments on its debts as compared to more developed companies. If a portfolio company fails to make payments to a BDC, the BDC’s performance could be negatively affected and, to the extent that the Fund invests in the BDC, the value of the Fund’s investment in the BDC may be negatively affected as well.

High-Yield (‘‘Junk’’) Bond Risk. Compared to higher quality debt securities, high-yield bonds (commonly referred to as ‘‘junk’’ bonds) involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds. Their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market value.

Through its investments in BDCs, Fund is indirectly exposed to the credit risks associated with in BDCs’ debt investments. The portfolio companies in which BDCs invest are generally considered to be below investment grade, and the debt securities of those companies, in turn, are often referred to as high-yield or junk. In addition, debt securities issued by a BDC may also be considered to be non-investment grade or junk.

Liquidity Risk. A security is considered to be illiquid if the Fund is unable to sell such security within seven days at the price at which the Fund values the security. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. The Fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and could be more difficult to value.

Non-Diversification Risk. The Fund is classified as a non-diversified management investment company under the 1940 Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a diversified management investment company. The value of a specific security can perform differently from the market as a whole for reasons related to the issuer, such as operational performance, financial leverage and investment-level performance. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. Additionally, the Fund may be subject to greater risk, because the Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

Management Risk. The NAV of the Fund changes daily based on the performance of the securities in which it invests. The Advisor’s judgments about the attractiveness, value and potential appreciation of securities issued by a BDC or other investment company may prove to be incorrect and may not produce the desired results.

Large Shareholder Risk. To the extent that shares of the Fund are held by large shareholders, the Fund is subject to the risk that these shareholders will redeem Fund shares in large amounts. These transactions could adversely affect the Fund if it is forced to sell portfolio securities to raise the cash that is necessary to satisfy shareholder redemption requests. This risk is particularly pronounced when one shareholder owns a substantial portion of the Fund.

Limited Operating History. The Fund has a limited history of operations for investors to evaluate. The Fund’s performance during its initial period of operations may not be replicated over longer periods and is not indicative of how the Fund will perform in the future.

Fund Performance

*	9 months ended 12/31/2016

	Institutional	Investor
Best Quarter:	8.34% (quarter ended 9/30/2016)	8.28% (quarter ended 9/30/2016)
Worst Quarter:	-7.15% (quarter ended 9/30/2015)	-7.20% (quarter ended 9/30/2015)
Year to date performance as of 12/31/2016:	15.98%	16.98%
Date of inception:	April 22, 2014	April 22, 2014

Average Annual Return (for the period ended 12/31/2016)

BDC Income Fund (Investor Class – LOANX)	1 year	Since Inception
Return Before Taxes	16.98%	3.58%
Return After Taxes on Distributions	13.46%	0.69%
Return After Taxes on Distributions and Sale of Fund Shares	9.48%	1.36%
Wells Fargo BDC Index	24.42%	5.01%

Average Annual Return (for the period ended 12/31/16)

BDC Income Fund (Institutional Class - LOAIX)	1 year	Since Inception
Return Before Taxes	15.98%	3.32%
Return After Taxes on Distributions	12.44%	0.37%
Return After Taxes on Distributions and Sale of Fund Shares	8.91%	1.14%
Wells Fargo BDC Index	24.42%	5.01%

Management

Advisor. Shelton Capital Management is the Fund’s investment advisor.

Portfolio Manager. Mr. John Harnisch has served as a member of the portfolio management team since the Fund’s inception. Mr. William Mock has served as a member of the BDC Income Fund portfolio management team since March 29, 2017.

Purchase and Sale of Fund Shares

	Minimum Initial Investment		Minimum Subsequent Investment
	Investor Class	Institutional Class	Investor Class	Institutional Class
Accounts with Automatic Investment Plan	$ 500	$ 500,000	$ 500	$ 1,000
All other Fund accounts	$ 1,000	$ 500,000	$ 1,000	$ 2,000

You may redeem all or a portion of your shares on any business day that the Fund is open for business by mail, telephone or the Advisor’s website www.sheltoncap.com. You may receive the redemption by wire, electronic funds transfer or check.

Taxes

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. If you invest through a retirement plan such as an IRA or other tax-deferred account, the earnings on that account may be tax-deferred.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Shelton Real Estate Income Fund
Ticker Symbols	Investor Class: RENTX Institutional Class: RENIX

Investment Objective

The Fund’s investment objective is to provide current income with the potential for capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Fund.

	Investor Class	Institutional Class
Shareholder Fees (fee paid directly from your investment)
	None	None

Annual Fund Operating Expenses
(expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.67%	0.67%
Acquired Fund Fees and Expenses(1) (fees and expenses incurred directly by the Fund as a result of investment in shares of one or more Acquired Funds)	0.02%	0.02%
Total Annual Fund Operating Expenses	1.74%	1.49%
Expense Reimbursement(2)	(0.32)%	(0.32)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.42%	1.17%

(1)

‘‘Acquired Fund Fees and Expenses’’ are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)

The Fund’s investment advisor has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses, distribution and service 12b-1 fees, interest, taxes, brokerage commissions, expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses not incurred in the ordinary course of such Fund’s business) in order to limit the ‘‘Other Expenses’’ for the Investor Class and for the Institutional Class to 0.35% of average daily net assets of the Fund’s shares (referred to in this Fund Summary as the ‘‘Expense Reimbursement’’). The Expense Reimbursement will remain in effect for at least one year following the consummation of the Reorganization, and may be terminated before that date only by the Board of Trustees (also referred to herein as the ‘‘Board’’) of the SCM Trust (the ‘‘Trust’’). The Advisor may recover any previously waived fees and paid expenses from the Fund pursuant to this agreement for three years from the date they were waived or paid. The Advisor’s ability to recover any previously waived fees and paid expenses is subject to the Expense Reimbursement as in effect at the time such fees were waived or expenses were paid.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares or continue to own all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year
Investor Class	$142	$718
Institutional Class	$116	$646

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or ‘‘turns over’’ its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. The Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, a security may be held for a shorter than expected period of time if, among other things, the Fund needs to raise cash or feels that it is appropriate to do so to meet the Fund’s investment strategy. By selling a security increased brokerage costs may be incurred which may affect the Fund’s performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distributions of capital gains may affect your after-tax return. These costs, which are not reflected in annual fund operating expenses or in the Example, may affect the Fund’s performance. It is anticipated that the Fund’s portfolio turnover rate will be 137% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund’s principal investment strategies described in this Prospectus are the strategies that the Advisor believes are most likely to be important in achieving the Fund’s investment objective.

The Advisor intends to allocate the Fund’s assets among real estate securities that, in the view of the Advisor, represent attractive investment opportunities. The Advisor evaluates securities based primarily on the relative attractiveness of income and secondarily considers the potential for capital appreciation. The Advisor seeks to allocate the Fund’s assets such that the Fund may benefit from the performance of various sectors of the real estate market. In selecting securities for investment, the Advisor assesses the likely risks and returns of the different alternative investment opportunities and evaluates the potential correlation among the investments under consideration. The Advisor generally seeks to invest in securities for which the expected risk-adjusted yields are determined to be attractive and are likely to have low correlations among each other and with the broader securities markets. When determining an asset allocation, the Advisor may utilize fundamental, technical and other related methodologies to determine the intrinsic value of an underlying security. The Advisor may strategically rebalance its investment strategies according to the current market conditions, but will remain true to its fundamental analysis with respect to real estate asset class diversification across sector risk over time. The Advisor manages investments with a long-term view while being mindful of the historical context of the markets. The Advisor plans to sell a security if, in the judgment of the portfolio managers, the security’s income potential has been compromised, an issuer’s fundamentals have deteriorated or may deteriorate or a more attractive investment opportunity is identified.

The following are the Fund’s principal investment strategies:

Real Estate Securities. The Fund concentrates its investments in real estate securities. For purposes of the Fund’s investment policies, a ‘‘real estate security’’ is a security issued by a real estate company, which the Fund considers to be a company that either:

●	derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate and land; or

●	has at least 50% of its assets invested in such real estate.

The Fund invests substantially all (and under normal market conditions, at least 80%) of its net assets (plus any borrowings for investment purposes) in income producing real estate securities, including securities issued by REITs.

The securities in which the Fund invests consist of:

●	REITs

●	common stocks

●	rights or warrants to purchase common stocks

●	foreign securities

●	depositary receipts

●	securities convertible into common stocks where the conversion feature represents, in the Advisor’s view, a significant element of the securities’ value

●	preferred stocks

●	corporate debt obligations, including high-yield debt securities (commonly referred to as ‘‘junk’’ bonds)

●	CMBS;

The Fund may invest in securities across all market capitalization ranges. Although the Advisor anticipates that the Fund will invest a substantial portion of its assets in equity securities, the Fund may invest up to 100% of its net assets in debt securities of any maturity, duration or credit rating.

The Fund may invest up to 15% of its net assets in illiquid securities.

REITs. The Fund invests in both equity and debt securities, and invests to a substantial degree in securities issued by REITs. REITs are pooled investment vehicles that own interests in real estate, real-estate related loans or similar interests, and their revenue primarily consists of rent derived from owned, income-producing real estate properties and capital gains from the sale of such properties. REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of such properties. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. Hybrid REITs invest both in real property and in mortgages. A majority of the REITs in which the Fund invests are generally considered by the Advisor to be medium- or small-capitalization companies.

Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. A REIT organized in the U.S. is generally not taxed on income distributed to shareholders so long as it meets certain tax-related requirements, including the requirement that it distribute substantially all of its taxable income to its shareholders (other than net capital gains for each taxable year). Foreign REITs and REIT-like entities are organized outside of the U.S., but similarly operate and receive similar tax treatment. As REITs generally pay a higher rate of dividends than most operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares.

Preferred Stocks. The Fund may invest in preferred stocks. Preferred stock is a security that pays dividends at a specified rate and generally has a preference over common stock in the payment of dividends and the liquidation of assets. This means that an issuer must generally pay dividends on its preferred stock prior to paying dividends on its common stock. In addition, in the event a company is liquidated, preferred shareholders generally must be fully repaid on their investments before common shareholders can receive any money from the company. Preferred shareholders, however, usually have no right to vote for a company’s directors or on other corporate matters. Preferred stock pays a fixed stream of income to investors, and this income stream is a primary source of the long-term investment return on preferred stocks. Preferred stock shares many investment characteristics with debt securities.

Convertible Securities. A convertible security shares features of both equity and debt securities. A convertible security is generally a debt security or preferred stock that may be converted within a specified period of time into common stock of the same or a different issuer. By investing in convertible securities, the Fund seeks the opportunity to participate in the capital appreciation of the underlying security, while at the same time relying on the fixed income aspect of the convertible securities to provide current income and reduced price volatility, which can limit the risk of loss in a down equity market.

Rights and Warrants. Warrants give the Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or exercise) price and the date the warrant expires. Rights are similar to warrants, but normally have a shorter duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Foreign Securities. The Fund may invest in real estate securities of companies that are organized or located outside of the U.S. and that invest in non-U.S. markets. The Fund considers a company that derives at least 50% of its revenue from investments outside the U.S. or that has at least 50% of its assets invested outside of the U.S. as principally invested in non-U.S. markets. The Fund considers a company to be located outside of the U.S. if it is operated, headquartered or otherwise substantially present in a country other than the U.S.

Depositary Receipts. A depositary receipt is a negotiable certificate that evidences an ownership interest in depositary shares, which, in turn, represent an interest in the shares of a non-U.S. company that has been deposited with a depositary bank. The Fund may invest in ‘‘sponsored’’ and ‘‘unsponsored’’ depositary receipts. Sponsored depositary receipts are those in which the non-U.S. company enters into an agreement directly with the depositary bank to arrange for recordkeeping, forwarding of shareholder communications, payment of dividends and other services. An unsponsored depositary receipt is set up without the cooperation of the non-U.S. company and may be initiated by a broker-dealer wishing to establish a trading market.

Debt Securities. The Fund may invest in debt securities issued by U.S. and non-U.S. companies, including U.S. dollar-denominated debt obligations issued or guaranteed by U.S. companies and CMBS. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes, with the primary difference being their maturities and secured or unsecured status. Such debt securities are issued by businesses to finance their operations. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

CMBS. The Fund may invest in convertible mortgage bonds and CMBS. CMBS are bonds that evidence interests in, or are secured by, a single commercial mortgage loan or a pool of commercial mortgage loans.

Principal Investment Risks

An investment in the Fund is subject to various risks, including the risk that you may receive little or no return on your investment or you may lose all or part of it.

There can be no assurance that the Fund will achieve its investment objective. The Fund may change its investment objective without shareholder approval, although it has no current intention to do so. Shareholders will be provided 60 days’ prior written notice of any change to the Fund’s investment objective.

By itself, the Fund does not constitute a balanced investment program. Before investing in the Fund, you should consider carefully the following risks:

Real Estate Industry Concentration Risk. To the extent a Fund concentrates its investments in real estate securities, the Fund’s portfolio is significantly impacted by the performance of the real estate market generally, and the Fund may be exposed to greater risk and experience higher volatility than would a more diversified portfolio. The value of investments in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to the broader securities markets. The value of the Fund’s shares will be affected by factors generally affecting the real estate industry, including, among others: changes in general economic and market conditions; falling property values; declining rents; risks related to local economic conditions, overbuilding, development and increased competition; increases in property taxes and operating expenses; changes in local laws or regulations; casualty and condemnation losses; variations in rental income, neighborhood values and the appeal of property to tenants; the availability of financing; and changes in interest rates. The value of real estate companies also may drop because of poor management or the failure of borrowers to pay their loans, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs.

Non-Diversification Risk. The Fund is classified as a non-diversified management investment company under the 1940 Act. This means that each Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a diversified management investment company. The value of a specific security can perform differently from the market as a whole for reasons related to the issuer, such as operational performance, financial leverage and investment level performance. The value of each Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. Additionally, each Fund may be subject to greater risk, because the Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

Mortgage-Backed Securities Risk. Mortgage-backed securities are subject to prepayment or call risk (i.e., the risks that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, a Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Common Stock Risk. While common stock has historically generated higher average returns than debt securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Preferred Stock Risk. There are various risks associated with investing in preferred stock, including credit risk, liquidity risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights.

Debt Securities Risk. When the Fund invests in debt securities, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Convertible Securities Risk. Investments in convertible securities generally entail less risk than investments in an issuer’s common stock because convertible securities rank senior to common stock in an issuer’s capital structure. The extent to which such risk is reduced depends in large part upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities are subordinate in rank to any senior debt obligations of an issuer, and, therefore, entail more risk than the issuer’s debt obligations. Convertible securities generally offer lower interest than non-convertible debt securities of similar credit quality due to the potential for capital appreciation and are often lower-rated securities.

Credit Risk. There is a risk that debt issuers will not make payments on the debt securities in which the Fund has invested, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

High-Yield (‘‘Junk’’) Bond Risk. Compared to higher quality debt securities, high-yield bonds (commonly referred to as ‘‘junk’’ bonds) involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds. Their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market value.

Foreign Securities Risk. Investments in foreign securities may be adversely affected by changes in currency exchange rates; decreased liquidity; increased volatility; economic, political and social developments; difficulty in enforcing obligations; and the imposition of foreign withholding taxes on income payable on the foreign securities. In addition, there may be less publicly-available information about foreign issuers than domestic issuers, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. The risks associated with foreign securities can be expected to be greater for investments in emerging markets.

Depositary Receipts Risk. A Fund that invests in depositary receipts is exposed to many of the same risks as those associated with direct investments in foreign securities. A depositary receipt may be less liquid than the underlying security in its primary trading market. Holders of depositary receipts may receive limited or no shareholder communications, and may have limited or no voting rights. Investment restrictions in certain countries may adversely impact the value of depositary receipts and may cause securities of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts. Depositary receipts may be purchased through ‘‘sponsored’’ or ‘‘unsponsored’’ facilities. A sponsored facility is established jointly by the depositary and the underlying issuer. Conversely, a depositary may establish an unsponsored facility without participation by the underlying issuer. Holders of unsponsored depositary receipts generally bear all costs of such depositary receipts, and the depositary is frequently under no obligation to distribute shareholder communications provided by the underlying issuer or to pass through voting rights.

Liquidity Risk. A security is considered to be illiquid if the Fund is unable to sell such security within seven days at the price at which the Fund values the security. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. The Fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and could be more difficult to value.

Rights and Warrants Risk. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, and potential price fluctuations due to adverse market conditions or other factors. In addition, changes in a warrant’s value do not necessarily correspond to changes in the value of its underlying security and the price of the warrant may be more volatile that the price of its underlying security. If a right or warrant is not exercised within a specified time period, it becomes worthless.

Large Shareholder Risk. To the extent that shares of the Fund are held by large shareholders, the Fund is subject to the risk that these shareholders will redeem Fund shares in large amounts. These transactions could adversely affect the Fund if it is forced to sell portfolio securities to raise the cash that is necessary to satisfy shareholder redemption requests. This risk is particularly pronounced when one shareholder owns a substantial portion of the Fund.

Limited Operating History. The Fund has a limited history of operations for investors to evaluate. The Fund’s performance during its initial period of operations may not be replicated over longer periods and is not indicative of how the Fund will perform in the future.

Fund Performance

*	9 months ended 12/31/2016

	Institutional	Investor
Best Quarter:	10.88% (quarter ended 9/30/2016)	9.78% (quarter ended 3/31/2014)
Worst Quarter:	-5.44% (quarter ended 6/30/2015)	-5.61% (quarter ended 9/30/2015)
Year to date performance as of 12/31/2016:	6.65%	6.51%
Date of inception:	June 7, 2013	June 7, 2013

Average Annual Return (for the period ended 12/31/2016)

Real Estate Income Fund (Investor Class – RENTX)	1 year	Since Inception
Return Before Taxes	6.51%	8.28%
Return After Taxes on Distributions	(0.12)%	4.30%
Return After Taxes on Distributions and Sale of Fund Shares	6.62%	5.12%
S&P U.S. REIT Index	8.49%	9.93%

Average Annual Return (for the period ended 12/31/2016)

Real Estate Income Fund (Institutional Class - RENIX)	1 year	Since Inception
Return Before Taxes	6.65%	8.46%
Return After Taxes on Distributions	(0.14)%	5.99%
Return After Taxes on Distributions and Sale of Fund Shares	6.70%	6.84%
S&P U.S. REIT Index	8.49%	9.93%

Management

Advisor. Shelton Capital Management is the Fund’s investment advisor.

Portfolio Manager. Chris Pike has been the Fund’s lead portfolio manager since the Fund’s inception. Steve Rogers has served as a member of the portfolio management team since the Fund’s inception.

Purchase and Sale of Fund Shares

	Minimum Initial Investment		Minimum Subsequent Investment
	Investor Class	Institutional Class	Investor Class	Institutional Class
Accounts with Automatic Investment Plan	$ 500	$ 500,000	$ 500	$ 1,000
All other Fund accounts	$ 1,000	$ 500,000	$ 1,000	$ 2,000

You may redeem all or a portion of your shares on any business day that the Fund is open for business by mail, telephone or the Advisor’s website www.sheltoncap.com. You may receive the redemption by wire, electronic funds transfer or check.

Taxes

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. If you invest through a retirement plan such as an IRA or other tax-deferred account, the earnings on that account may be tax-deferred.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Management and Organization of the Funds

On June 28, 2016, the Board of Trustees of the SCM Trust approved the appointment of Shelton Capital Management, a California limited partnership, to serve as the investment adviser to the BDC Income Fund and Real Estate Income Fund. The advisory agreement between Shelton and the Trust was approved by the SCM Trust Board of Trustees to become effective upon the consummation of the Reorganization of each Fund for an initial two-year term.

The investment advisor for the Funds is Shelton Capital Management, 1050 17th Street, Suite 1710, Denver, CO 80265. The Advisor manages $1.8 billion of assets under management as of December 31, 2016. The AdvisorAdvisor has been managing mutual funds since 1985. The Advisor is responsible for managing the Funds and handling the administrative requirements of the Funds. As compensation for managing the portfolios, the Advisor receives a management fee from each Fund. For the fiscal year ended December 31, 2016, the fees, net of reimbursements, were as follows: (i) 1.97% for the Greater China Fund; (ii) 1.24% for the BDC Income Fund’s Institutional Share Class; (iii) 1.50% for the BDC Income Fund’s Investor Share Class; (iv) 1.14% for the Real Estate Income Fund’s Institutional Share Class; and (v) 1.39% for the Real Estate Income Fund’s Investor Share Class.

Portfolio Managers

Greater China Fund Mr. William Mock has served as portfolio manager of the Shelton Greater China Fund since October 1, 2012.

BDC Income Fund Mr. John Harnisch, CFA, is the lead portfolio manager of the Fund. Mr. Harnisch joined the Advisor in July 2016, and prior to that, worked at Acuity Capital Management and Babson Capital Management. Mr. William Mock has served as a member of the Fund’s portfolio management team since March 29, 2017.

Real Estate Income Fund Chris Pike,CFA, is the lead portfolio manager of for the Real Estate Income Fund.

The statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds.

Additional Non-Principal Investment Related Risks of the Funds

Portfolio Turnover

The Funds generally intend to purchase securities for long-term investments rather than short-term gains. However, a security may be held for a shorter than expected period of time if, among other things, the Advisor needs to raise cash in the Fund or feels that it is appropriate to do so. Portfolio holdings may also be sold sooner than anticipated due to unexpected changes in the markets. Buying and selling securities may involve incurring some expense to a Fund, such as commissions paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund’s annual portfolio turnover, the greater its brokerage costs and the greater likelihood that it will realize taxable capital gains. Increased brokerage costs may affect a Fund’s performance. Also, unless you are a tax-exempt investor, or you purchase shares through a tax-deferred account, the distributions of capital gains may affect your after- tax return. For some Funds, annual portfolio turnover of 100% or more is considered high.

Temporary Defensive Positions

In drastic market conditions, Shelton may sell all or some of a Fund’s securities and temporarily invest that Fund’s money in U.S. government securities or money market instruments backed by U.S. government securities, if it believes it is in the best interest of shareholders to do so. As of the date of this Prospectus, this has never happened; but if it were to occur, the investment goals of the relevant Funds might not be achieved.

Valuation Risk

Some or all of the securities held by a Fund may be valued using “fair value” techniques, rather than market quotations, under the circumstances described in this Prospectus under “How Fund Shares are Priced.” Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sales or closing prices. No assurance can be given that the use of these fair value procedures will always best represent the price at which a Fund could sell the affected portfolio security or result in a more accurate net asset value per share of a Fund.

Risks of Frequent Trading in Fund Shares

Frequent trading of significant portions of a Fund’s shares may adversely affect Fund performance and therefore, the interests of long-term investors. Volatility in portfolio cash balances resulting from excessive purchases or sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and make it difficult to implement long-term investment strategies. In particular, frequent trading of Fund shares may:

●	Cause a Fund to keep more assets in money market instruments or other very liquid holdings than it would otherwise like, causing the Fund to miss out on gains in a rising market, or

●	Force a Fund to sell some of its investments sooner than it would otherwise like in order to honor redemptions, and

●	Increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets and move in and out.

To the extent any fund significantly invests in illiquid or restricted securities, such as high-yield bonds or small-cap equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities.

Procedures to Limit Short-Term Trading in Fund Shares

The Funds have adopted policies and procedures designed to discourage short-term trading. Although market-timing can take place in many forms, the Funds generally define a market-timing account as an account that habitually redeems or exchanges Fund shares in an effort to profit from short-term movements in the price of securities held by the Funds. The Funds seek to eliminate such purchases and have taken steps that it believes to be reasonable to discourage such activity. The Funds’ frequent trading policies and procedures seek to identify frequent trading by monitoring purchase and redemption activities in each Fund over certain periodic intervals and above certain dollar thresholds. The policies include communicating with relevant shareholders or financial intermediaries, and placing restrictions on share transactions, when deemed appropriate by the Fund. The Funds reserve the right to reject any purchase order. While the Funds make efforts to identify and restrict frequent trading that could impact the management of a Fund, the Funds receive purchase and sales orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or by the use of combined or omnibus accounts by those intermediaries. If a shareholder, in the opinion of a Fund, continues to attempt to use the Fund for market-timing strategies after being notified by the Fund or its agent, the account(s) of that shareholder may be closed to new purchases and exchange privileges may be suspended. Additionally, if any transaction is deemed to have the potential to adversely impact a Fund, the Fund has certain rights listed and detailed later in this prospectus.

The restrictions above may not apply to shares held in omnibus accounts for which the Funds do not receive sufficient transactional detail to enforce such restrictions.

Disclosure of Portfolio Holdings

The SCM Trust (the “Trust”) Funds will make the portfolio holdings of the Funds publicly available within sixty days from the end of each fiscal quarter. Shareholders will receive portfolio holdings information via annual and semi-annual reports, which will be mailed to shareholders and posted on the Funds’ website. Additionally, a schedule of portfolio holdings will be filed with the Securities and Exchange Commission (the “SEC”), which provides public viewing via EDGAR, in accordance with the then current rules governing Form N-Q filings. Portfolio holdings will be made available by Gemini Financial Services, the Trust’s service provider, ten business day after month-end by releasing the information to ratings agencies. Shareholders may contact the Funds at (800) 955-9988 for a copy of the Form N-Q filing. A more complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

Opening an Account

Shares of the Funds may be purchased through the Funds’ distributor or through third party distributors, brokerage firms and retirement plans. The following information is specific to buying directly from the Funds’ distributor. If you invest through a third party distributor, many of the policies, options and fees charged for the transaction may be different. You should contact them directly for information regarding how to invest or redeem through third party distributors. You will find all the necessary application materials included in the packet accompanying this Prospectus, or you may open an account online at www.sheltoncap.com. Additional paperwork may be required for corporations, associations, and certain fiduciaries. The minimum initial investments and subsequent investments for each Fund are as follows:

Greater China Fund

	Minimum Initial Investment	Minimum Subsequent Investment
Accounts with Automatic Investment Plan (“AIP”)	$ 500	$ 100
All other Funds’ accounts	$ 1,000	$ 100

BDC Income Fund & Real Estate Income Fund

	Minimum Initial Investment		Minimum Subsequent Investment
	Investor Class	Institutional Class	Investor Class	Institutional Class
Accounts with Automatic Investment Plan	$ 500	$ 500,000	$ 500	$ 1,500
All other Fund accounts	$ 1,000	$ 500,000	$ 1,000	$ 2,500

The Funds’ distributor may change the minimum investment amounts at any time or waive them at its discretion. To protect against fraud, it is the policy of the Funds not to accept unknown third party checks for the purposes of opening new accounts or purchasing additional shares. If you have any questions concerning the application materials, wire transfers, our yields and net asset values, or our investment policies and objectives, please call us, toll-free at (800) 955-9988.

Buying and Selling Shares

You can open an account online or by downloading an application at www.sheltoncap.com and mailing the completed form to us. For questions, call us at (800) 955-9988. Keep in mind the following important policies:

●	A Fund may take up to 7 business days to pay redemption proceeds.

●	If your shares were recently purchased by check, the Fund will not release your redemption proceeds until payment of the check can be verified which may take up to 15 days.

●	Exchange purchases must meet the minimum investment amounts of the Fund you are purchasing.

●	You must obtain and read the Prospectus for the Fund you are buying prior to making the exchange.

●

If you have not selected the convenient exchange privileges on your original account application, you must provide a medallion signature guaranteed letter of instruction to the Fund, directing any changes in your account.

●	The Funds may refuse any purchase or exchange purchase transaction for any reason.

●	Each signature on a request for redemption or account registration change must be medallion signature guaranteed separately.

●	All share activity is subject to federal and state rules and regulations. These are in place to prevent, among other things, money laundering and other illegal movements of money.

How to Buy Shares

Initial Purchase

Make your check payable to the name of the Fund in which you are investing and mail it with the application to the transfer agent of the Funds, Gemini Fund Services, LLC, at the address indicated below. Please note the minimum initial investments previously listed.

SCM Trust
C/O Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

You may also forward your check (and application, for new accounts) to the Funds’ offices, which will in turn forward your check (and application, for new accounts) on your behalf to the Funds’ agent for processing. You will receive the share price next determined after your check has been received by the agent. Please note that this means that the shares will be purchased at the next calculated price after receipt by the agent, which is typically the next business day following receipt at the Funds’ offices. The Funds’ office is located at the following address:

SCM Trust
1050 17th Street, Suite 1710
Denver, CO 80265-2077

You also may buy shares of a Fund through selected securities brokers. Your broker is responsible for the transmission of your order to Gemini Fund Services, LLC, the Fund’s transfer agent, and may charge you a fee. You will generally receive the share price next determined after your order is placed with your broker, in accordance with your broker’s agreed upon procedures with the Funds. Your broker can advise you of specific details.

Purchasing by Exchange

You may purchase shares in a Fund by exchanging shares from an account in one of our other Funds. Such exchanges must meet the minimum amounts required for initial or subsequent investments. When opening an account by exchanging shares, your new account must be established with the same registration and an exchange authorization must be in effect. If you have an existing account with us and an exchange authorization in effect, call (800) 955-9988 during normal business hours (8:00 a.m. to 5:00 p.m. Pacific Time) to exchange shares. You may also exchange shares at www.sheltoncap.com. You must complete the online access agreement in order to access your account online. Each exchange actually represents the sale of shares of one Fund and the purchase of shares in another, which may produce a gain or loss for tax purposes. All transactions are processed at the share price next calculated after receiving the instructions in good form (as defined below), normally at 4:00 p.m. Eastern Time (1:00 p.m. Pacific Time).

Wire Instructions

For wiring money to your account, you can obtain specific wire instructions by calling (800) 955-9988. In order to make your order effective, we must have your order in good form. “Good form” means that the Fund’s transfer agent has all the information and documentation it deems necessary to affect your order. Please note a Fund and the Advisor reserve the right to reject any purchase. Your purchase will be processed at the net asset value next calculated after your order has been received by the Fund’s agent. You will begin to earn dividends as of the first business day following the day of your purchase. All your purchases must be made in U.S. dollars, and checks must be drawn on banks located in the United States. We reserve the right to limit the number of investment checks processed at one time. If a check does not clear, we will cancel your purchase. You will be liable for any losses and fees incurred in connection with a check that does not clear for any reason, including insufficient funds. When you purchase by check, redemption proceeds will not be sent until we are satisfied that the investment has been collected (confirmation of clearance may take up to 15 days). Payments by check or other negotiable bank deposit will normally be effective within 2 business days for checks drawn on a member of the Federal Reserve System and longer for most other checks. You can wire federal funds from your bank or broker, which may charge you a fee. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such delivery services does not constitute receipt by the Funds’ transfer agent or the Funds.

Purchasing Additional Shares

Make your check payable to the name of the Fund in which you are investing, write your account number on the check, and mail your check with your confirmation stub to the address printed on your account statement. There is a $100 minimum for subsequent investments. After setting up your online account, you may obtain a history of transactions for your account(s) at www.sheltoncap.com.

Automatic Investment Plan

Using the Funds’ Automatic Investment Plan, or AIP, you may arrange to make additional purchases automatically by electronic funds transfer (“EFT”) from your checking or savings account. Your bank must be a member of the Automated Clearing House. You can terminate the program with ten day written notice. There is no fee to participate in this program, however, a service fee of $25.00 will be deducted from your account for any AIP purchase that does not clear due to insufficient funds, or if prior to notifying the Funds in writing or by telephone to terminate the plan, you close your bank account or take other action in any manner that prevents withdrawal of the funds from the designated checking or savings account. Investors may enroll on our website or by calling the Funds and obtaining a paper form. The share prices of the Funds are subject to fluctuations. Before undertaking any plan for systematic investment, you should keep in mind that such a program does not assure a profit or protect against a loss. We reserve the right to suspend the offering of shares of any of the Funds for a period of time and to reject any specific purchase order in whole or in part. The Funds do not send individual transaction confirmations to individuals participating in an automatic investment plan. You will receive a quarterly statement of all transactions occurring during the most recent calendar quarter.

How Fund Shares are Priced

The Funds are open for business every day that the New York Stock Exchange (NYSE) is open, with the exception of Columbus Day (observed) and Veterans Day (observed). The Funds will be open on Columbus Day and Veterans Day. Each Fund will calculate its net asset value each day that it is open for the processing of transactions, and may calculate its net asset value on certain other days as noted below. The net asset value per share of each Fund is computed by adding all of its portfolio holdings and other assets, deducting its liabilities, and then dividing the result by the number of shares outstanding for that Fund. The Funds’ fund accounting service provider calculates this value as of market close, normally 4:00 p.m. Eastern Time (1:00 p.m. Pacific Time), on each day that the markets are open. However, the Funds may, but do not expect to, determine the net asset value on any day the NYSE is closed for trading. Occasionally, the Pricing Committee, subject to the supervision of the Funds’ Board of Trustees, will make a good faith estimate of a security’s “fair value” when market quotations are not readily available or deemed unreliable. Please refer to “Fair Value Pricing” below for additional information. The number of shares your money buys is determined by the share price of the Fund on the day your transaction is processed. Orders that are received in good form by Gemini Fund Services, LLC are executed at the net asset value next calculated. The share prices of the Funds will vary over time as interest rates and the value of their securities vary. Portfolio securities of the Stock Funds that are listed on a national exchange are valued at the last reported sale price. Futures contracts are valued at their final settlement price as determined by the Chicago Mercantile Exchange. Securities with remaining maturities of 60 days or less are valued using the amortized cost method as reflecting fair value. The share prices of the Funds are reported by the Nasdaq Mutual Fund Quotation Service in the mutual funds section of various newspapers after the heading “SCM Trust.”

Fair Value Pricing

Occasionally, reliable market quotations are not readily available or there may be events affecting the value of foreign securities or other securities held by the Funds. When such events occur after the close of regular trading on foreign or other exchanges, but before trading on the NYSE is closed (a “Significant Event”) the Fund must determine the “fair value” of the affected security or securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. Generally fair value of a portfolio security or other assets shall be the amount the owner of the security or asset might reasonably expect to receive upon its current sale. Generally speaking, the procedure adopted by the Board of Trustees requires the valuation committee or pricing committee, to convene, consider all available information regarding the affected security or securities, and based upon “general valuation considerations” set out in the procedures, arrive at a fair value in light of all of these factors and considerations. To help determine whether a Significant Event has occurred with respect to securities traded principally in foreign markets, the Fund’s accounting service provider has engaged a third party service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring form the time of the close of the relevant foreign market and the close of trading on the NYSE. Attempts to determine the fair value of securities introduces an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation.

Performance Information

All performance information published in advertisements, sales literature and communications to investors, including various expressions of current yield, effective yield, tax equivalent yield, total return and distribution rate, is calculated and presented in accordance with the rules prescribed by the SEC. In each case, performance information will be based on past performance and will reflect all recurring charges against fund income. Performance information is based on historical data and does not indicate the future performance of any fund.

How to Sell Shares

You may redeem all or a portion of your shares on any business day that the Funds are open for business. Your shares will be redeemed at the net asset value next calculated (after the close of the NYSE which is 4 pm Eastern Time) after we have received your redemption request in good form. Good form requires that we have clear, actionable instructions that are properly executed by authorized signers on the account. In cases where the transaction requires a medallion signature guarantee, this will be required to meet the good form standard. Remember that a Fund may hold redemption proceeds until we are satisfied that we have collected the purchase price for any shares purchased by check. To avoid possible delays, which could be up to 15 days, you should consider making your investment by wire, following the instructions as described in the section titled “Wire Instructions” in this Prospectus.

By Mail

If you have not elected telephone redemption or transfer privileges, you must send a letter of instruction. Additionally, if the check is to be made payable to a third party or sent to an address other than the address of record, you must obtain a “medallion signature guarantee” on the letter of instruction. The letter of instruction must specify (i) the name of the Fund, (ii) the number of shares to be sold and/or the dollar amount, (iii) your name(s), and (iv) your account number(s). The letter of instruction is to be mailed to the Funds’ offices. If you have additional questions, please contact us at (800) 955-9988. The Funds’ Transfer Agent requires that each individual’s signature(s) appearing on a redemption request be guaranteed by an eligible signature guarantor such as a commercial bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. This policy is designed to protect shareholders who do not elect telephone privileges on their accounts.

By Check

You may redeem by check provided that the proper signatures you designated are on the check. The minimum redemption amount by check is $500. There is no charge for this service. You should not attempt to close your account by check since you cannot be sure of the number of shares and value of your account. You must use the phone, online or mail redemption feature to close your account. Please note that a $25.00 fee will be charged to your account for any returned check.

By Exchange

You must meet the minimum investment requirement of the Fund into which you are exchanging. You can only exchange between accounts with identical account registrations. Same day exchanges are accepted until market close, normally 4:00 p.m. Eastern Time (1:00 p.m. Pacific Time).

By Wire

You must have applied for the wire feature on your account. We will notify you when this feature is active, and you may then make wire redemptions by calling us before 4:00 p.m. Eastern Time (1:00 p.m., Pacific Time). This means your money will be wired to your bank the next business day.

By Electronic Funds Transfer

You must have applied for the EFT withdrawal feature on your account. Typically, money sent by EFT will be sent to your bank within three business days after the sales of your securities. There is no fee for this service.

Online

You can sell shares in a regular account at www.sheltoncap.com. You may not buy or sell shares in a retirement account using our online feature. If you have recently added banking information or changed your address online, there is a 15-day delay from the date of the change to when the redemption will be sent out.

By Telephone

You must have telephone privileges set up in advance of any transaction on your account. Provide the name of the Fund from which you are redeeming shares, the exact name in which your account is registered, your account number, the required identification information and the number of shares or dollar amount that you wish to redeem. Unless you submit an account enrollment form that indicates that you have declined telephone and/or online exchange privileges, you agree, by signing your account enrollment form, to authorize and direct the Funds to accept and act upon telephone, online and fax instructions for exchanges involving your account or any other account with the same registration. The Funds employ reasonable procedures in an effort to confirm the authenticity of your instructions. These procedures will require a redeeming shareholder to give a special authorization number or password. Provided these procedures are followed, you further agree that neither the Funds nor the Funds’ agent will be responsible for any loss, damage, cost or expense arising out of any instructions received for an account. You should realize that by electing the telephone privileges and online access options, you may be giving up a measure of security that you might otherwise have if you were to exchange your shares in writing. For reasons involving the security of your account, telephone transactions may be tape recorded.

Systematic Withdrawal Plan

If you own shares of a Fund with a value of $10,000 or more, you may establish a Systematic Withdrawal Plan. You may receive monthly or quarterly payments in amounts of not less than $100 per payment. Details of this plan may be obtained by calling the Funds at (800) 955-9988.

Other Redemption Policies

Payment of Redemption Proceeds: The Trust is committed to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the applicable Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC.

Redemption-in-Kind: In the case of requests for redemption in excess of such amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of that Fund or the Trust. In such circumstances, the securities distributed would be valued at the price used to compute such Fund’s net asset value. Should a Fund do so, a shareholder would likely incur transaction fees in converting the securities to cash.

Retirement Plan Redemptions: Retirement Plan shareholders should complete a Rollover Distribution Election Form in order to sell shares of the Funds so that the sale is treated properly for tax purposes. Once your shares are redeemed, we will normally mail you the proceeds on the next business day, but within no later than 7 business days. When the markets are closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances as determined by the SEC to merit such action, we may suspend redemption or postpone payment dates.

Low Balance Accounts: If you want to keep your account(s) open, please be sure that the value of your account does not fall below $1,000, because of redemptions. The Advisor may elect to close an account that falls below the minimum and mail you the proceeds to the address of record. We will give you 30 days written notice that your account(s) will be closed unless you make an investment to increase your account balance(s) to the $1,000. If you close your account, any accrued dividends will be paid as part of your redemption proceeds. The share prices of the Funds will fluctuate, and you may receive more or less than your original investment when you redeem your shares.

THE FUNDS AND THE ADVISOR RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

●	To automatically redeem your shares if your account balance falls below the minimum balance due to the sale of shares.

●	To modify or terminate the exchange privilege on 60 days written notice.

●	To refuse any purchase or exchange purchase order.

●	To change or waive a Fund’s minimum investment amount.

●	To suspend the right to redeem shares, and delay sending proceeds, during times when trading on the principal markets for the Funds are restricted or halted, or otherwise as permitted by the SEC.

●	To withdraw or suspend any part of the offering made by this Prospectus.

●	To automatically redeem your shares if you fail to provide all required enrollment information and documentation.

Other Policies

Tax-Saving Retirement Plans

We can set up your new account in a Fund under one of several tax-sheltered plans. The following plans let you save for your retirement and shelter your investment earnings from current income taxes: IRAs/Roth IRAs: You can also make investments in the name of your spouse if your spouse has no earned income. SIMPLE, SEP, 401(k)/Profit-Sharing and Money-Purchase Plans (Keogh): Open to corporations, self-employed people and partnerships, to benefit themselves and their employees. 403(b) Plans. Open to eligible employees of certain states and non-profit organizations. Each IRA is subject to an annual custodial fee of $10.00 per social security number. The annual custodial fee will be waived for IRAs with a balance greater than $10,000. The Funds reserve the right to change, modify or eliminate this waiver at any time. We can provide you with complete information on any of these plans, including information that discusses benefits, provisions and fees.

Cash Distributions

Unless you otherwise indicate on the account application, we will reinvest all dividends and capital gains distributions back into your account. You may indicate on the application that you wish to receive either income dividends or capital gains distributions in cash. EFT is available to those investors who would like their dividends electronically transferred to their bank accounts. For those investors who do not request this feature, dividend checks will be mailed via regular mail. If you elect to receive distributions by mail and the U.S. Postal Service cannot deliver your checks or if the checks remain uncashed for six months or more, we will void the checks and reinvest your money in your account at the then current net asset value and reinvest your subsequent distributions.

Statements and Reports

Shareholders of the Funds will receive statements at least quarterly and after every transaction (other than AIP transactions) that affects their share balance and/or account registration. Shareholders receiving paper statements may be required to pay an account fee of $25. A statement with tax information will be mailed to you by January 31 of each year, a copy of which will be filed with the IRS if it reflects any taxable distributions. Twice a year you will receive our financial statements, at least one of which will be audited. The account statements you receive will show the total number of shares you own and a current market value. You may rely on these statements in lieu of share certificates which are not necessary and are not issued. You should keep your statements to assist in record keeping and tax calculations. We pay for regular reporting services, but not for special services. Special services would include a request for a historical transcript of an account. You may be required to pay a separate fee for these special services. As an alternative to requesting special services, you can establish an online account. Once the online account is established, you may also obtain a transaction history for your account(s) at www.sheltoncap.com.

Consolidated Mailings & Householding

Consolidated statements offer convenience to investors by summarizing account information and reducing unnecessary mail. We send these statements to all shareholders, or householdings, unless shareholders specifically request otherwise. These statements include a summary of all funds held by each shareholder as identified by the first line of registration, social security number and zip code. Householding refers to the practice of mailing one Prospectus, Annual Report and Semi-Annual Report to each home for all household investors. If you would like extra copies of these reports, please download a copy from www.sheltoncap.com or call the Funds at (800) 955-9988. If you would like to elect out of household-based mailings or to receive a complimentary copy of the current SAI, annual or semi-annual report, please call the Advisor or write to the Secretary of the Funds at 1050 17th Street, Suite 1710, Denver, CO 80265.

Electronic Delivery of Documents

You may sign up for electronic statements online or by calling shareholder services at (800) 955-9988. If you sign up over the telephone, a temporary password will be issued to you and you must reset the password to secure your account and access.

Revenue Sharing

The Advisor, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds. Such payments and compensation are in addition to service fees paid by the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for the inclusion of the Funds on the sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders.

Identity Verification Procedures Notice

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the account application, you will be required to supply the Funds with your taxpayer identification number and other information the Funds consider appropriate to assist the Funds in verifying your identity. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Funds may employ various procedures to ensure that the information supplied by you is correct. These procedures may incorporate comparing the information provided to fraud databases or requesting additional information or documentation from you. Your information will be handled by us as discussed in our privacy statement below.

Dividends & Taxes

Any investment in the Funds typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because your situation may be different, it is important that you consult your tax advisor about the tax implications of your investment in any of the Funds. As a shareholder, you are entitled to your share of the dividends your Fund earns. The Funds distribute substantially all of their dividends quarterly.Capital gains are generally paid on the last day of November, to shareholders of record on the second to last business day of November of each year. At the beginning of each year, shareholders are provided with information detailing the tax status of any dividend the Funds have paid during the previous year. After every distribution, the value of a Fund share drops by the amount of the distribution. If you purchase shares of one of the Funds before the record date of a distribution and elect to have distributions paid to you in cash, you will pay the full price for the shares and then receive some portion of that price back in the form of a taxable distribution. This is sometimes referred to as buying a dividend.

Privacy Statement

Notice of Privacy Policy

When you become a client with the SCM Trust, you entrust us not only with your hard-earned assets but also with your non-public personal and financial information (“client information”). We consider your client information to be private and confidential, and we hold ourselves to the highest standards of trust and fiduciary duty in their safekeeping and use.

Our Privacy Principles:

●	We do not sell client information.

●	We do not provide client information to persons or organizations outside the SCM Trust who are doing business on our behalf (e.g., non-affiliated third parties), for their own marketing purposes.

●	We afford prospective and former clients the same protections as existing clients with respect to the use of client information.

Information We May Collect:

We collect and use the information we believe is necessary to administer our business, to advise you about our products and services, and to provide you with customer service. We may collect and maintain several types of client information needed for these purposes, such as:

●	From you, (application and enrollment forms, transfer forms, distribution forms, checks, correspondence, or conversation), such as your address, telephone number, and social security number.

●	From your transactions with our transfer agent, such as your transaction history, and account balance.

●	From electronic sources, such as our website or e-mails.

How We Use Information About You:

The SCM Trust will only use information about you, and your SCM Trust accounts to help us better serve your investment needs or to suggest SCM Trust services or educational materials that may be of interest to you.

Use of E-Mail Addresses:

If you have requested information regarding SCM Trust products and services and supplied your e-mail address to us, we may occasionally send you follow-up communications or information on additional products or services. Additionally, registered clients can subscribe to the following e-mail services:

●	Prospectus and Shareholder Reports – Receive prospectuses and shareholder reports online instead of by U. S. Mail.

●	Paperless Statements – Receive an e-mail with a link to our Web site informing you that our client statements are available online to view, print or download.

●	Tax Forms – Receive an e-mail with a link to our Web site informing you that our client tax forms are available online to view, print or download.

We also include instructions and links for unsubscribing from Shelton e-mails. We do not sell email addresses to anyone, although we may disclose e-mail addresses to third parties that perform administrative or marketing services for us. We may track receipt of e-mails to gauge the effectiveness of our communications.

Information Disclosure:

We do not disclose any non-public personal information about our clients or former clients to non-affiliated third parties without the client’s authorization. However, we may disclose client information to persons or organizations inside or outside our family of funds as permitted or required by law. For example, we will provide the information, as described above, to our transfer agent to process your requests or authorized transactions.

How We Protect Your Information:

We restrict access to your client information to authorized persons who have a need for these records in order to provide products or services to you. We also maintain physical, electronic, and procedural safeguards to guard client information. To further protect your privacy, our website uses the highest levels of internet security, including data encryption, Secure Sockets Layer protocol, user names and passwords, and other tools. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet. For clients with Internet access, SCM Trust recommends that you do not provide your user name or password for any reason to anyone. In the event that you hold shares of one or more Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of that financial intermediary would govern how your nonpublic personal information would be shared with non-affiliated third parties.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s performance for the past five fiscal years. Certain information reflects financial results of a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, are included in the Annual Report, available upon request.

Shelton Greater China Fund Direct Shares	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value, beginning of year	$6.89	$7.55	$7.21	$7.12	$6.06
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.10	0.05	0.08	0.03	0.08
Net gain (loss) on securities (both realized and unrealized)	0.03	(0.58)	0.36	0.28	0.98
Total from investment operations	0.13	(0.53)	0.44	0.31	1.06
LESS DISTRIBUTIONS
Dividends from net investment income	(0.16)	(0.13)	(0.10)	(0.22)	—
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.16)	(0.13)	(0.10)	(0.22)	—
Net asset value, end of year	$6.86	$6.89	$7.55	$7.21	$7.12

Total return	1.95%	(7.05)%	6.19%	4.34%	17.49%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$7,200	$7,726	$10,332	$11,415	$17,370
Ratio of expenses to average net assets:
Before expense reimbursements	3.13%	2.60%	2.69%	3.00%	2.17%
After expense reimbursements	1.97%	1.98%	1.98%	2.36%	1.72%
Ratio of net investment income (loss) to average net assets
Before expense reimbursements	0.31%	0.01%	0.33%	(0.22)%	0.71%
After expense reimbursements	1.47%	0.63%	1.04%	0.42%	1.16%
Portfolio turnover	11%	0%	5%	10%	81%

(a)	Calculated based upon average shares outstanding.

	Shelton BDC Income Fund (c)
	Institutional Shares		Formerly AR Capital BDC Income Fund
	Year Ended December 31, 2016 (b)		Year Ended March 31, 2016 (i)		Year Ended March 31, 2015 (d)(i)
Net asset value, beginning of year	$8.40		$9.65		$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.44		0.80		1.55
Net gain (loss) on securities (both realized and unrealized)	0.72		(1.36)		(1.40)
Total from investment operations	1.16		(0.56)		0.15
LESS DISTRIBUTIONS
Dividends from net investment income	(0.45)		(0.69)		(0.50)
Distributions from capital gains	—		—		—
Total distributions	(0.45)		(0.69)		(0.50)
Net asset value, end of year	$9.11		$8.40		$9.65

Total return	14.07	%(g)	(5.76	)%(e)	1.59	%(e)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$420		$443		$106
Ratio of expenses to average net assets: (j)
Before expense reimbursements	2.53	%(f)	2.47%		10.23	%(f)
After expense reimbursements	1.24	%(f)	1.25%		1.25	%(f)
Ratio of net investment income (loss) to average net assets (h)			9.30%		17.58	%(f)
Before expense reimbursements	5.26	%(f)
After expense reimbursements	6.55	%(f)
Portfolio turnover	38	%(g)	166%		33	%(g)

(a)	Calculated based upon average shares outstanding.
(b)	For the nine months ended December 31, 2016. See Note 5.
(c)	Following the acquisition on November 4, 2016, Advisor Class and Class A were renamed Institutional Shares and Investor Shares.
(d)

The inception date of Shelton BDC Income Fund is April 22, 2014; the commencement of operations and start of performance for Institutional Shares and Investor Shares is May 2, 2014. The inception date of Shelton Real Estate Income Fund is August 7, 2014; the commencement of operations and start of performance is August 11, 2014.

(e)

Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower. Returns are not annualized.

(f)	Annualized
(g)	Not annualized.
(h)	Recognition of net investment income by the fund is affected bu the timing in which the Fund invests. The ratio does not include the net income of the investment companies in which the Fund invests.
(i)	Audited by other independent registered public accounting firm.
(j)	Does not include expenses of the investment companies in which the fund invests.

	Shelton BDC Income Fund
	Investor Shares		Formerly AR Capital BDC Income Fund
	Year Ended December 31, 2016 (c)		Year Ended March 31, 2016 (i)		Year Ended March 31, 2015 (d)(i)
Net asset value, beginning of year	$8.51		$9.66		$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.44		0.70		0.77
Net gain (loss) on securities (both realized and unrealized)	0.71		(1.17)		(0.62)
Total from investment operations	1.15		(0.47)		0.15
LESS DISTRIBUTIONS
Dividends from net investment income	(0.45)		(0.68)		(0.49)
Distributions from capital gains	—		—		—
Total distributions	(0.45)		(0.68)		(0.49)
Net asset value, end of year	$9.21		$8.51		$9.66

Total return	13.74	%(g)	(4.83	)%(e)	1.56	%(e)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$13,614		$12,853		$11,658
Ratio of expenses to average net assets: (j)
Before expense reimbursements	2.82	%(f)	2.66%		7.61	%(f)
After expense reimbursements	1.50	%(f)	1.45%		1.50	%(f)
Ratio of net investment income (loss) to average net assets (h)			7.89%		8.94	%(f)
Before expense reimbursements	5.16	%(f)
After expense reimbursements	6.48	%(f)
Portfolio turnover	38	%(g)	166%		33	%(g)

(a)	Calculated based upon average shares outstanding.
(b)	For the nine months ended December 31, 2016. See Note 5.
(c)	Following the acquisition on November 4, 2016, Advisor Class and Class A were renamed Institutional Shares and Investor Shares.
(d)

The inception date of Shelton BDC Income Fund is April 22, 2014; the commencement of operations and start of performance for Institutional Shares and Investor Shares is May 2, 2014. The inception date of Shelton Real Estate Income Fund is August 7, 2014; the commencement of operations and start of performance is August 11, 2014.

(e)

Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower. Returns are not annualized.

(f)	Annualized
(g)	Not annualized.
(h)	Recognition of net investment income by the fund is affected bu the timing in which the Fund invests. The ratio does not include the ner income of the investment companies in which the Fund invests.
(i)	Audited by other independent registered public accounting firm.
(j)	Does not include expenses of the investment companies in which the fund invests.

	Shelton Real Estate Income Fund
	Institutional Shares		Formerly AR Capital Real Estate Income Fund
	Year Ended December 31, 2016 (b)		Year Ended March 31, 2016 (i)		Year Ended March 31, 2015 (i)		Year Ended March 31, 2014 (d)(i)
Net asset value, beginning of year	$10.65		$11.40		$10.22		$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.23		0.26		0.27		0.25
Net gain (loss) on securities (both realized and unrealized)	0.07		0.02	(h)	1.58		0.23	(h)
Total from investment operations	0.30		0.28		1.85		0.48
LESS DISTRIBUTIONS
Dividends from net investment income	(0.38)		(0.48)		(0.60)		(0.18)
Distributions from return of capital	(0.18)		—		—		—
Distributions from capital gains	(1.57)		(0.55)		(0.07)		(0.08)
Total distributions	(2.13)		(1.03)		(0.67)		(0.26)
Net asset value, end of year	$8.82		$10.65		$11.40		$10.22

Total return	3.15	%(g)	2.90	%(e)	18.71	%(e)	5.01	%(e)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$908		$703		$15,295		$17,533
Ratio of expenses to average net assets:
Before expense reimbursements	2.49	%(f)	2.01%		2.21%		3.97	%(f)
After expense reimbursements	1.14	%(f)	1.15%		1.15%		1.15	%(f)
Ratio of net investment income (loss) to average net assets			2.40%		2.54%		3.09	%(f)
Before expense reimbursements	1.61	%(f)
After expense reimbursements	2.96	%(f)
Portfolio turnover	137	%(g)	99%		104%		86	%(g)

(a)	Calculated based upon average shares outstanding.
(b)	For the nine months ended December 31, 2016. See Note 5.
(c)	Following the acquisition on November 4, 2016, Advisor Class and Class A were renamed Institutional Shares and Investor Shares.
(d)

The inception date of Shelton BDC Income Fund is April 22, 2014; the commencement of operations and start of performance for Institutional Class and Investor Class is May 2, 2014. The inception date of Shelton Real Estate Income Fund is August 7, 2014; the commencement of operations and start of performance is August 11, 2014.

(e)

Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower. Returns are not annualized.

(f)	Annualized
(g)	Not annualized.
(h)

Net realized and unrealized gain on investments per share does not correlate within the financial highlights for the periods ended March 31, 2016 and March 31, 2014, due to the timing of shareholder subscriptions and redemptions.

(i)	Audited by other independent registered public accounting firm.

	Shelton Real Estate Income Fund (c)
	Investor Shares		Formerly AR Capital Real Estate Income Fund
	Year Ended December 31, 2016 (b)		Year Ended March 31, 2016 (i)		Year Ended March 31, 2015 (i)		Year Ended March 31, 2014 (d)(i)
Net asset value, beginning of year	$10.66		$11.40		$10.21		$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.21		0.30		0.26		0.28
Net gain (loss) on securities (both realized and unrealized)	0.07		(0.03)		1.57		0.18	(h)
Total from investment operations	0.28		0.27		1.83		0.46
LESS DISTRIBUTIONS
Dividends from net investment income	(0.35)		(0.46)		(0.57)		(0.17)
Distributions from return of capital	(0.17)		—		—		—
Distributions from capital gains	(1.57)		(0.55)		(0.07)		(0.08)
Total distributions	(2.09)		(1.01)		(0.64)		(0.25)
Net asset value, end of year	$8.85		$10.66		$11.40		$10.21

Total return	3.02	%(g)	2.79	%(e)	18.47	%(e)	4.83	%(e)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$14,898		$11,396		$20,677		$14,362
Ratio of expenses to average net assets:
Before expense reimbursements	2.72	%(f)	2.22%		2.46%		4.22	%(f)
After expense reimbursements	1.39	%(f)	1.36%		1.40%		1.40	%(f)
Ratio of net investment income (loss) to average net assets			2.75%		2.41%		3.47	%(f)
Before expense reimbursements	1.41	%(f)
After expense reimbursements	2.74	%(f)
Portfolio turnover	137	%(g)	99%		104%		86	%(g)

(a)	Calculated based upon average shares outstanding.
(b)	For the nine months ended December 31, 2016. See Note 5.
(c)	Following the acquisition on November 4, 2016, Advisor Class and Class A were renamed Institutional Shares and Investor Shares.
(d)

The inception date of Shelton BDC Income Fund is April 22, 2014; the commencement of operations and start of performance for Institutional Class and Investor Class is May 2, 2014. The inception date of Shelton Real Estate Income Fund is August 7, 2014; the commencement of operations and start of performance is August 11, 2014.

(e)

Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower. Returns are not annualized.

(f)	Annualized
(g)	Not annualized.
(h)

Net realized and unrealized gain on investments per share does not correlate within the financial highlights for the periods ended March 31, 2016 and March 31, 2014, due to the timing of shareholder subscriptions and redemptions.

(i)	Audited by other independent registered public accounting firm.

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1050 17th Street, Suite 1710
Denver, CO 80265-2077
(800) 955-9988
www.sheltoncap.com

Learn More

This Prospectus contains important information on the Funds and should be read and kept for future reference. You can also get more information from the following sources:

Annual and Semi-Annual Reports

These are automatically mailed to all shareholders without charge. In the Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected each fund’s performance during its most recent fiscal year. The Annual Report is incorporated by reference into this Prospectus, making it a legal part of the Prospectus.

Statement of Additional Information

This includes more details about the Funds, including a detailed discussion of the risks associated with the various investments. The SAI is incorporated by reference into this Prospectus, making it a legal part of the Prospectus. You may obtain a copy of these documents free of charge by calling the Funds at (800) 955-9988, by accessing www.sheltoncap.com, or by emailing the Funds at info@sheltoncap.com, or by contacting the SEC at the address noted below or via e-mail at publicinfo@sec.gov. The SEC may charge you a duplication fee. You can also review these documents in person at the SEC’s Public Reference Room, or by visiting the SEC’s Internet Site at www.sec.gov.

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-01520
1-202-551-8090
www.sec.gov

Investment Company Act File Number 811-04417